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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                       December 8, 1997 (December 4, 1997)




                      Laidlaw Environmental Services, Inc.
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               (Exact name of Company as specified in its charter)


Delaware                          1-8368                             51-0228924
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(State or other                 (Commission                       (IRS Employer
jurisdiction                   File Number)                      Identification
of incorporation)                                                       Number)



         1301 Gervais Street, Suite 300, Columbia, South Carolina 29201
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         On December 4, 1997, Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) announced that the United States District Court for the Northern District of Illinois ordered Safety-Kleen Corp. (NYSE:SK) to comply with its obligations under the Wisconsin control share acquisition statute by promptly calling a meeting of its shareholders. The full text of the announcement is reproduced below:

                           LAIDLAW ENVIRONMENTAL SAYS
             SAFETY-KLEEN CORP. ORDERED TO HOLD SHAREHOLDERS MEETING

Columbia, South Carolina...December 4, 1997. Laidlaw Environmental Services, Inc. (NYSE:LLE) announced that the United States District Court for the Northern District of Illinois today ordered Safety-Kleen Corp. (NYSE:SK) to comply with its obligations under the Wisconsin control share acquisition statute by promptly calling a meeting of its shareholders as required by the statute and providing a shareholders' list to Laidlaw. At the meeting, shareholders will vote on restoring full voting rights with respect to shares of Safety-Kleen Common Stock that Laidlaw Environmental may acquire pursuant to its previously announced exchange offer.

         The court also granted Laidlaw Environmental's request for expedited discovery and set a hearing for January 6 on its motion for a preliminary injunction to, among other things, enjoin Safety-Kleen from proceeding with its proposed merger with Philip Services Corp., Apollo Advisors, L.P. and Blackstone Management Associates III, L.P. or paying a break-up fee and requiring the directors to amend Safety-Kleen's rights plan to make it inapplicable to Laidlaw Environmental's offer.

         Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industry and government. The company operates from more than 100 locations throughout North America.


                                      -30-

Contacts:   James R. Bullock                   Kenneth W. Winger
            Chairman                           President and CEO
            Laidlaw Environmental Services     Laidlaw Environmental Services
               and President and CEO           803-933-4211
               Laidlaw Inc.
            800-563-6072  ext. 201

            TAG Watson
            Vice President Communications
            Laidlaw Inc.
            800-563-6072  ext. 309

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: December 8, 1997                 By:  /s/Kenneth W. Winger
                                            --------------------
                                            Kenneth W. Winger, President
                                            and Chief Executive Officer